Exhibit 32.1

                         CERTIFICATION PURSUANT TO
                              RULE 15d-14(b)
                          AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Freedom Bancshares, Inc.
(the "Company") on Form 10-QSB for the three months ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vincent D. Cater, Chief Executive Officer of the Company, and I, Clyde McArthur, Chief Financial Officer of the Company, do hereby certify, pursuant to 15d-14(b), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vincent D. Cater
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Vincent D. Cater
Chief Executive Officer

/s/ Clyde McArthur
-------------------------------------
Clyde McArthur
Chief Financial Officer

November 13, 2003
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Date